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                                                                    Exhibit 10.9

                   AMENDMENT NO. 1 TO MANUFACTURING AGREEMENT

        THIS AMENDMENT NO. 1 TO MANUFACTURING AGREEMENT (this "Amendment No. 1") effective as of January 4, 2002, is between VidaMed, Inc., a Delaware corporation ("VidaMed") and Humphrey Systems, a Division of Carl Zeiss, Inc. ("Humphrey").

                                  INTRODUCTION

        A. VidaMed and Humphrey are parties to a Manufacturing Agreement, dated as of January 5, 1999 (the "Manufacturing Agreement"), pursuant to which and subject to the terms and conditions set forth therein, Humphrey manufactures disposable cartridges for the VidaMed TUNA System.

        B. Pursuant to Section 15.A. of the Manufacturing Agreement, the term of the Manufacturing Agreement will expire on January 5, 2002.

        C. The parties desire to extend the term of the Manufacturing Agreement until July 5, 2002.

                                    AGREEMENT

        In consideration of the foregoing and of the mutual covenants, representations, warranties and agreements of the parties set forth in the Manufacturing Agreement, and intending to be legally bound hereby, VidaMed and Humphrey agree as follows:

        1.    Amendment of Section 15.A. The first two sentences of
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Section 15. A. of the Manufacturing Agreement are hereby amended in their entirety to state as follows:

              "This Agreement shall begin on the Effective Date and, unless terminated earlier pursuant to this paragraph, continue until July 5, 2002, at which time this Agreement shall terminate. It is contemplated by the parties that they will review their relationship during the ninety (90) days immediately preceding its termination to determine whether and on what terms the relationship may be continued upon mutual agreement."

        2.    No Other Changes.  Except as specifically amended by this
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Amendment No. 1, all other provisions of the Manufacturing Agreement, as amended through the date hereof, remain in full force and effect.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed effective as of the day and year first written above.

                                                 VIDAMED, INC.


                                                 By:   /s/ Stephen Williams
                                                       -------------------------

                                                 Name: Stephen Williams
                                                       -------------------------

                                                 Title Chief Operating Officer
                                                       -------------------------


                                                 HUMPHREY SYSTEMS, A DIVISION OF
                                                 KARL ZEISS, INC.


                                                 By:   /s/ Keith Hunt
                                                       -------------------------

                                                 Name: Keith Hunt
                                                       -------------------------

                                                 Title Vice President Operations
                                                       -------------------------

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